UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                          Date of Report - May 5, 2004



                         CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                 (Exact name of registrant as specified in its charter)


                 NEW YORK               1-3268              14-0555980
              ----------------         ---------         ------------------
              State or other    (Commission File Number)   (IRS Employer
              jurisdiction of                               Identification
              incorporation)                                Number)

               284 South Avenue, Poughkeepsie, New York         12601-4879
              --------------------------------------------   ----------------
              (Address of principal executive offices)           (Zip Code)


             Registrant's telephone number, including area code (845) 452-2000



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Item 5.       Other Events and Regulation FD Disclosure.
------        -----------------------------------------

           On May 5, 2004, Paul J. Ganci resigned from his position as Chairman of the Board of Central Hudson Gas & Electric Corporation ("Central Hudson") and from his position as a director of Central Hudson. After nearly fifty years of service, Mr. Ganci retired from his employment with CH Energy Group, Inc. on April 30, 2004. Mr. Ganci remains on the Board of Directors of CH Energy Group, Inc.

        The Board of Central Hudson has appointed Steven V. Lant as Chairman of the Board and Chief Executive Officer of Central Hudson, effective May 5.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                     (Registrant)


                             By: /s/ Donna S. Doyle
                             -------------------------------
                               DONNA S. DOYLE
                               Vice President - Accounting and Controller

Dated:    May 5, 2004